Filed pursuant to Rule 497(a)
File No. 333-235356
Rule 482ad
Priority Income Fund Achieves Record Common Equity Fundraising Month in July, with Total Capital Raised Since Inception Nearly $1 Billion
NEW YORK, August 3, 2022 /BusinessWire/ -- Priority Income Fund, Inc. ("Priority Income Fund" or the "Fund") announced today that the Fund, through its dealer manager Preferred Capital Securities, raised $23 million of common equity capital during the month of July, the highest monthly total since the inception of the fund. Including this record fundraising month, the Fund has raised over $950 million in aggregate capital across common equity, preferred equity, and financing.

The Fund focuses on providing investors with current income and long-term capital appreciation by investing in broad pools of senior secured loans made primarily to U.S. companies.

Through June 30, 2022, the Fund has declared 33 quarterly bonus distributions in addition to 104 consecutive monthly base distributions, resulting in a total annualized distribution rate in the trailing twelve months for R shares of 10.3%, based on a current class R offering price of $12.98 per common share.

About Priority Income Fund
Priority Income Fund, Inc. is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations ("CLOs"). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. The Fund is managed by Priority Senior Secured Income Management, LLC, which is led by a team of investment professionals from the investment and operations team of Prospect Capital Management L.P. For more information, visit priorityincomefund.com.

About Prospect Capital Management L.P.
Prospect is an SEC-registered investment adviser that, along with its predecessors and affiliates, has a more than 30-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect, together with its affiliates, has $8.4 billion of assets under management as of March 31, 2022. For more information, call 212.448.0702 or visit prospectcapitalmanagement.com.

About Preferred Capital Securities, LLC

Preferred Capital Securities, LLC serves as the dealer manager for Priority Income Fund, Inc. and has been a member of FINRA/SIPC since 2015. Formed in 2013, PCS is a boutique investment banking firm that distributes real estate and credit investment products in private and public structures through broker dealers and registered investment advisors. PCS has raised over $2.3 billion of capital as a wholesale distributor for various alternative investment strategies. For more information, visit http://pcsalts.com.

For Sales:
salesdesk@prefcapitalsecurities.com
(855) 330-6594

For Service:
investorservices@prefcapitalsecurities.com
(855) 422-3223

Additional Information
Past performance is not indicative of future performance. Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus and summary prospectus contains this and other information relevant to an investment in the fund. Please read the prospectus or summary prospectus carefully before you invest or send money. To obtain a prospectus, please contact your investment representative or Investor Services at 866.655.3650.

Forward-Looking Statements
This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc. and that Priority Income Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.